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                                                                EXHIBIT 99.1

                                    CONSENT


                The undersigned hereby consents to the inclusion of his name as a director nominee in the Registration Statement on Form S-1 (333-52899) of Giga Information Group, Inc.


                                            \s\ Josh S. Weston

                                                Josh S. Weston


July 22, 1998